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                                                                    EXHIBIT 10.8



                          REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT, dated as of June 4, 2001, by and among AT&T Corp, a New York corporation ("AT&T"), and AT&T Wireless Services, Inc., a Delaware corporation ("Wireless").

            WHEREAS, the Board of Directors of AT&T has approved and declared advisable the separation of the Wireless Group (as defined in AT&T's amended and restated certificate of incorporation (the "AT&T Charter")) from AT&T (the "Separation");

            WHEREAS, to effect the Separation, all the then issued and outstanding shares of AT&T Wireless Group Common Stock will be redeemed in exchange for shares of common stock of Wireless ("Wireless Common Stock") in accordance with the AT&T Charter, and a portion of AT&T's remaining interest in Wireless will be distributed pro rata (the "Distribution") to holders of shares of AT&T's Common Stock, par value $1.00 per share;

            WHEREAS, following the Distribution, AT&T will retain a number of shares of Wireless Common Stock equal to $3 billion divided by the closing share price of shares of AT&T Wireless Group tracking stock on the New York Stock Exchange under the symbol "AWE" on the record date for determining holders of AT&T common stock entitled to receive the Distribution (without giving effect to any extended-hours trading) (the "Shares");

            WHEREAS, in connection with the Separation and Distribution, Wireless has agreed to grant certain registration rights to AT&T in respect of the Shares, on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings.

            "Affiliate" means, as to any Person, any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person; provided, the term "control," as used in this definition, shall mean with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity (whether through ownership of voting securities, by contract or otherwise).

            "Convertible Securities" shall mean any securities issued or issuable by AT&T which by their terms are convertible or exchangeable into, or exercisable for, Registrable Securities.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.
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            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Registrable Securities" means (i) any Shares, and (ii) any securities of Wireless or of any Person that is an Affiliate of Wireless after the Separation issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend or distribution, recapitalization, merger, consolidation, exchange or other reorganization. As to any particular securities, such securities shall cease to be Registrable Securities as soon as such securities (i) have been effectively registered under the Securities Act, (ii) have been transferred in compliance with Rule 144 under circumstances in which any legend relating to restrictions on transfer under the Securities Act is removed, (iii) are transferable pursuant to paragraph (k) of Rule 144, provided that the date is later than January 31, 2002, (iv) have otherwise been transferred and a new security or securities not subject to transfer restrictions under the Securities Act has been delivered upon such transfer by or on behalf of AT&T, (v) would be transferable by AT&T under Rule 144 or any successor rule in 30 days or less given Wireless's trading volume at the time and the aggregate amount of Registrable Securities of such class held by AT&T, provided that the date is later than January 31, 2002, or (vi) such securities shall have ceased to be outstanding.

            "Registration Expenses" means all out-of-pocket expenses incident to any Demand Registration, including, without limitation incident to Wireless' performance of or compliance with this Agreement, and including, without limitation, all registration and filing fees, third party fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Wireless and all independent certified public accountants and underwriters.

            "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

2.    Demand Registrations.

      (a) Requests for Registration of Registrable Securities. Subject to
      Section 2(b) below, commencing on the date hereof, AT&T may request registration, whether underwritten or otherwise, under the Securities Act of all or part of the Registrable Securities held by AT&T; on Form S-1 or any similar long-form registration (collectively, "Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated price range for such offering. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations."


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      (b)   Demand Registrations.

            (i) Number. AT&T shall be entitled to request up to two Demand Registrations with respect to the Registrable Securities held by AT&T. A registration will not count as a Demand Registration hereunder until such registration has become effective and unless AT&T is able to register at least 50% of the Registrable Securities requested to be included in such registration. AT&T may withdraw any request for registration prior to the time the registration statement is declared effective and in such event that registration will not be counted as a Demand Registration for purposes hereof. In addition, the registration of Shares contemplated by the Registration Statement filed with the SEC on May 8, 2001 (the "Debt for Equity Registration") shall not be included in determining the number of permitted registrations hereunder so long as such registration is effected substantially as contemplated by the Debt for Equity Registration Statement (including any amendment thereto) that has been filed as of the date of this Agreement. Wireless agrees to cooperate in connection with the transactions contemplated by the Debt for Equity Registration and to use all reasonable efforts to permit the issuance and sale of the securities registered thereunder.

            (ii) Suspension Period. With respect to any Demand Registration, Wireless shall be entitled not to file a registration statement, or if a registration has been filed, to cause such registration statement to be withdrawn and/or the effectiveness of such registration statement terminated, for a period not to exceed 90 days in any three-month period or for three periods not to exceed an aggregate of 150 days in any twelve-month period (each, a "Suspension Period") for valid business reasons, to be determined by Wireless in its sole reasonable judgment, including, without limitation, the acquisition or divestiture of assets, financings, public filings with the SEC, pending corporate developments and similar events. Wireless shall provide notice of any Suspension Period to AT&T. The foregoing notwithstanding, with respect to one Demand Registration only, if AT&T makes a request for such Demand Registration during the period from October 15, 2001 through January 15, 2002, Wireless shall not have the right under this paragraph (ii) to invoke a Suspension Period and accordingly to withdraw or terminate such registration or to not file such registration statement during the period from and including November 1, 2001 through and including January 31, 2002 (the "No-Black-Out Period") and, with respect to any Registrable Securities subject to such Demand Registration made during such period, clauses
          (iii) and (v) of the definition of Registrable Securities shall not apply.

            (iii) Registration Expenses. AT&T shall pay, reimburse and indemnify Wireless for all Registration Expenses.

      (c) Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever Wireless is permitted to use any applicable short form. After Wireless has become subject to the reporting requirements of the Exchange Act, Wireless will use all reasonable efforts to make Short-Form Registration available for the sale of Registrable Securities.


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      (d) Priority on Demand Registrations. Wireless will not include in any
      Long-Form Registration or Short-Form Registration regarding Registrable Securities any securities that are not Registrable Securities without the prior written consent of AT&T. If a Long-Form Registration or a Short-Form Registration regarding Registrable Securities is an underwritten offering and the lead managing underwriter advises Wireless in writing (with a copy to AT&T) that, in the opinion of such lead managing underwriter, the number or class of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number or class of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, Wireless will exclude from such registration (i) first, any securities that are not Registrable Securities and (ii) second, Registrable Securities.

      (e) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering made pursuant to the terms and conditions of this Agreement by AT&T, AT&T shall have the right to select the lead managing underwriter for such offering, subject to Wireless's consent, which shall not be unreasonably withheld.

      (f) 415 Registrations. If required in connection with the issuance or sale of any Convertible Securities, AT&T will be entitled to request a registration pursuant to Rule 415 under the Securities Act, to the extent required in connection with such Convertible Securities (a "415 Registration"). As promptly as practicable and in any event within 30 days after Wireless receives written notice of a request for a 415 Registration, Wireless shall file with the SEC a registration statement under the Securities Act for the 415 Registration. Wireless shall use all reasonable efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practical after filing and, once effective, Wireless shall (subject to the provisions of clause (ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the three month and one day anniversary of the Separation, or (ii) the date on which all Registrable Securities have been sold pursuant to the 415 Registration.

3.    Holdback Agreements.

      (a) Wireless agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration (including any 415 Registration relating to Convertible Securities) (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms); and (ii) except with the prior written consent of AT&T, such consent not to be withheld unless AT&T intends to, or in good faith believes that it is reasonably likely to, request a Demand Registration that could reasonably be expected to be in registration or become effective during the No-Black-Out Period, to not file during the No-Black-Out Period any registration statement (except as part of a Demand Registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms) relating to the public sale or distribution of its equity securities, or any securities convertible into or exchangeable or


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      exercisable for such securities, and to withdraw and terminate any such registration statement as may have been filed or be in effect as of November 1, 2001 with respect to which the securities registered thereunder have not been sold.

4. Registration Procedures. In connection with the Debt for Equity Registration and whenever a Demand Registration has been requested pursuant to this Agreement, Wireless will use all reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Wireless will as expeditiously as possible:

      (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities as promptly as practicable and in any event within 30 days of the request and use all reasonable efforts to cause such registration statement to become effective;

      (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days (or such other period as may be applicable pursuant to this Agreement in accordance with any 415 Registration) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by AT&T set forth in such registration statement;

      (c) furnish to AT&T such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as AT&T may request in order to facilitate the disposition of the Registrable Securities owned by AT&T;

      (d) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as AT&T reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable AT&T to consummate the disposition in such jurisdictions of the Registrable Securities owned by AT&T; provided, that Wireless will not be required to
      (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction;

      (e) notify AT&T at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of AT&T, Wireless will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue


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      statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (f) notify AT&T (A) when the prospectus or any prospectus supplement or post-effective amendment included in such registration statement has been filed, and, with respect to any registration statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments to such registration statement or amendments or supplements to the prospectus or for additional information relating thereto, and (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of such Registrable Securities, as applicable, for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;

      (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Wireless are then listed;

      (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (i) enter into such customary agreements (including underwriting agreements containing such representations and warranties by Wireless and such other terms, including indemnity, as are customarily contained in underwriting agreements entered into by AT&T with respect to underwritten offerings of AT&T securities of this type) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

      (j) make available for inspection by AT&T, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by AT&T or any underwriter, all financial and other records, pertinent corporate documents and properties of Wireless, and cause the managers, officers, members, employees and independent accountants of Wireless to supply all information reasonably requested by AT&T, any underwriter, attorney, accountant or agent in connection with such registration statement;

      (k) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of Wireless after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

      (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, Wireless will use all reasonable efforts promptly to obtain the withdrawal of such order;


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      (m) use all reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable AT&T to consummate the disposition of such Registrable Securities;

      (n) obtain a "cold comfort" letter from the independent public accountants of Wireless and opinions of counsel to Wireless in each case in customary form and covering such matters of the type customarily covered by "cold comfort" letters and opinions as AT&T reasonably requests; and

      (o)   otherwise facilitate such registration and related offering.

5.    Indemnification.

      (a) Wireless agrees to indemnify (i) AT&T, (ii) AT&T's officers, directors, agents, and representatives, and (iii) each Person who controls (within the meaning of the Securities Act) AT&T against all losses, claims, damages, liabilities, and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse AT&T and such officers, directors, agents, and representatives, or controlling Person for any legal or other expenses reasonably incurred by AT&T and such officers, directors, agents, and representatives, or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to Wireless by AT&T expressly for use therein or by AT&T's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Wireless has furnished AT&T with a sufficient number of copies of the same. In connection with an underwritten offering, Wireless will indemnify such underwriters, their officers, partners and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of AT&T.

      (b) AT&T will furnish to Wireless in writing such information as Wireless reasonably requests for use in connection with any registration statement or prospectus and will indemnify Wireless in connection with any registration of Registrable Securities, and its officers, directors, agents, and representatives and each Person who controls Wireless against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by AT&T.


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      (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officers, directors, agents, and representatives, or controlling Person of such indemnified party and will survive the transfer of securities. Wireless, to the extent so liable, also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided by Wireless pursuant to the terms and conditions of this Agreement is unavailable for any reason.

6. Rule 144 Reporting. With a view to making available to AT&T the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, Wireless agrees to use all reasonable efforts to:

      (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

      (b) file with the SEC, in a timely manner, all reports and other documents required under the Securities Act and the Exchange Act (after Wireless has become subject to such reporting requirements); and

      (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request a written statement as to the compliance by Wireless with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by Wireless for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of its most recent annual or quarterly report; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.


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7. Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or delivered by a nationally recognized courier service to the parties at the following address or sent by electronic transmission to the telecopier numbers specified below:

            If to AT&T, to:            AT&T Corp.
                                       295 North Maple Drive
                                       Basking Ridge, NJ  07920
                                       Attn:  Vice President-Law and
                                       Corporate Secretary
                                       Telecopier: (908) 221-6618



            If to Wireless to:         AT&T Wireless Services, Inc.
                                       7277 164th Avenue NE, Building 1
                                       Redmond, Washington 98052
                                       Attn:  General Counsel
                                       Telecopier: (425) 580-8333



Any party may, by notice to the other parties, change the address to which such notices are to be given.

8. Debt for Equity Registration Exchange Agreement. Wireless agrees that it will, promptly upon the request of AT&T, execute the Exchange Agreement and, as and to the extent provided for therein, become a party thereto. The term "Exchange Agreement" means an Exchange Agreement, between AT&T and one or more purchasers of Shares from AT&T in connection with the Debt for Equity Registration, substantially in the form provided to Wireless and to the Internal Revenue Service prior to the date hereof, with such changes as do not affect Wireless or such changes as do affect Wireless as to which Wireless consents, such consent not to be withheld unreasonably.

9.    Miscellaneous.

            (a) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.


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            (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the parties hereto.

            (c) Successors and Assigns. Neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other party hereto; provided that, the foregoing notwithstanding, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of AT&T are for the benefit of, and enforceable by AT&T on behalf of, any subsequent holder of Registrable Securities that is at such time a wholly-owned direct or indirect subsidiary of AT&T.

            (d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

            (f) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (g) GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.


                                  * * * * *


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            IN WITNESS WHEREOF, the parties hereto have executed this
Registration Rights Agreement as of the date first above written.

                                    AT&T Corp.


                                    By: /s/ Robert S. Feit
                                       -----------------------------------------
                                          Name:  Robert S. Feit
                                          Title: General Attorney and
                                                 Assistant Secretary


                                    AT&T Wireless Services, Inc.


                                    By: /s/ Gregory P. Landis
                                       -----------------------------------------
                                          Name:  Gregory P. Landis
                                          Title: Senior Vice President and
                                                 Secretary


               [Signature Page to Registration Rights Agreement]